UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

Michael W. Stockton

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds Developing World Growth and Income FundSM Semi-annual report for the six months ended May 31, 2015

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended June 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	Lifetime (since fund’s inception 2/3/14)

Reflecting 5.75% maximum sales charge	–15.26%	–1.92%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 1.39% for Class A shares as of the prospectus dated February 1, 2015.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of June 30, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.89%.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

We are pleased to welcome you as a shareholder of American Funds Developing World Growth and Income Fund, which recently celebrated its one-year anniversary. Launched in February 2014, the fund strives to take advantage of long-term growth prospects and income opportunities in emerging markets by investing in firms that have consistently paid meaningful dividends over time. The majority of fund assets are invested in stocks domiciled in the developing markets, but managers may also invest in developed-market companies that derive a significant portion of their revenues from emerging markets.

This report covers the period from November 30, 2014, to May 31, 2015. During this time, the fund declined 2.66% compared with a 0.82% gain for the MSCI Emerging Markets Index*, which measures markets in over 20 developing countries.

Mixed returns as emerging markets diverge

For the six months, stocks edged higher amid more accommodative monetary policies around the world and as investors appeared to take comfort from a delay in interest rate hikes by the U.S. Federal Reserve. Most world currencies depreciated against a strong dollar, with several posting double-digit losses. Technology stocks led gains. But the energy and materials sectors declined, hurt by lower commodity prices in 2014.

Equity returns varied dramatically by country. The MSCI China Index climbed 23%† as the Chinese government pressed ahead with reforms. Investors also seemed to be soothed by expectations that looser monetary policies would help stabilize slowing economic growth. The People’s Bank of China surprised many observers by cutting interest rates for the first time in more than two years in November, followed by further reductions in February and May. Several other reform-oriented Asian markets retreated after rallying in 2014. India lost steam late in the period as exuberance over new reforms and economic improvements seemed to subside, and investors appeared to take profits following the market’s strong rally last year. The MSCI India Index declined 5%.

Brazilian stocks fell 22%, weighed down by concerns about deteriorating economic and political conditions and the 19% depreciation of the country’s currency. A corruption scandal involving a major state-owned energy firm rocked the Brazilian equity market, raising concerns about the government’s involvement and the efficacy of reforms following President Dilma Rousseff’s re-election last October. Meanwhile, weak oil prices hampered Russian equities late last year, as did worries

*	The index is unmanaged and, therefore, has no expenses.
†	Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

American Funds Developing World Growth and Income Fund	1

about rising geopolitical tensions. The country’s stock market sank at the end of 2014 as the country suffered its largest political and economic crisis in decades, sparked by military conflict with Ukraine and the impact of economic sanctions imposed by the West. Russia’s central bank hiked interest rates sharply in late 2014 to help support the ailing ruble, but reversed course in 2015, taking the key interest rate down to 12.5% by the end of May. Russian stocks regained some momentum in early 2015, finishing in positive territory for the period. The ruble dropped 6%.

Commodity-related investments and casino operators struggle

Several commodity-related stocks weighed on fund returns, with a few oil services companies and exploration and production firms sliding further amid weak oil prices last year. Brazilian mining giant Vale declined as tepid demand from China helped send iron ore prices lower and the firm reported sluggish profits.

The portfolio’s less-than-benchmark position in China held back relative returns as the country’s market rose sharply. Among Hong Kong-listed investments, a few casinos faltered as gambling revenue in Macau continued to fall, hampered by China’s anticorruption campaign and increased restrictions on VIP gambling. The fund continued to invest in several of these stocks based on managers’ expectations for longer term growth in the firms’ mass market divisions and their solid business models. In general, consumer stocks make up a significant portion of assets, with investments in these sectors totaling 20% of the portfolio. The fund remains focused on a range of consumer-related companies as well as financial services firms as living standards in the developing markets continue to improve. Financial companies comprise about 16% of the portfolio’s assets and also tend to have sizable dividend yields. During the period, shares of Bank of China rose sharply amid expectations that looser monetary policies in the country would help spur lending.

A few of the fund’s investments in telecommunication services and information technology — which together make up 19% of portfolio assets — also gained. Managers are attracted to a number of fixed-line and wireless telecom firms that have substantial dividend yields and are likely to grow as demand for their products and services increases.

A long-term focus on well-run, dividend-paying companies

Emerging markets may suffer from risk aversion as the Greek debt crisis continues to unfold and the U.S. Federal Reserve starts to gradually adopt interest rate hikes. The global economy nonetheless seems to be finding its footing despite facing a number of crosscurrents. Countries around the world are at different phases of the business cycle and responding differently to deflation, weaker commodity prices and U.S. dollar strength. A strong U.S. dollar and depressed commodity prices have historically been a headwind for emerging markets, but economic fundamentals for some developing countries have improved as falling oil prices have reduced current account deficits and contributed to lower inflation. Varying levels of economic health

2	American Funds Developing World Growth and Income Fund

in the developing markets and divergent policies are likely to result in significant disparities in country returns and valuations over the coming months.

While the timing of an interest rate hike by the U.S. Federal Reserve remains uncertain, an increase seems likely later in the year. But other central banks are pursuing accommodative policies, which should help support growth in several developed and developing economies. Europe has adopted a new quantitative easing program, and China’s government appears committed to targeted stimulus measures and interest rate cuts to help maintain modest economic growth. China and several other Asian governments such as India seem dedicated to carrying out reforms. A number of developing countries are also poised to benefit from a growing middle class and a dramatic increase in longer term demand for more sophisticated consumer goods, financial services and health care as people strive for a better quality of life.

American Funds Developing World Growth and Income Fund managers actively invest on a company-by-company basis across a wide array of sectors and industries. They seek out companies with strong balance sheets, the ability to navigate challenging periods and a disciplined approach to increasing dividends over time. We believe that this emphasis on higher quality, dividend-paying companies provides greater potential for long-term growth, sustainable income and lower levels of volatility than a more traditional emerging markets fund.

We look forward to reporting to you again in another six months.

Sincerely,

Shaw B. Wagener

Vice Chairman and President

July 13, 2015

For current information about the fund, visit americanfunds.com.

American Funds Developing World Growth and Income Fund	3

Summary investment portfolio May 31, 2015	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
China	15.19%
Taiwan	9.67
Mexico	5.86
Hong Kong	5.76
Brazil	5.49
South Africa	5.11
United Kingdom	4.87
Euro zone*	4.08
Thailand	3.96
Other countries	30.21
Short-term securities & other assets less liabilities	9.80
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Greece, Italy and the Netherlands.

Common stocks 85.96%	Shares	Value (000)
Financials 16.38%
Fibra Uno Administración, SA de CV	17,768,100	$45,323
Bank of China Ltd., Class H1	67,793,000	44,980
Discovery Ltd.[1]	4,467,366	44,837
Industrial and Commercial Bank of China Ltd., Class H1	41,964,000	36,527
Barclays Africa Group Ltd.[1]	2,443,504	35,359
China Vanke Co. Ltd., Class H1,2	12,011,500	31,677
China Overseas Land & Investment Ltd.[1]	8,122,000	29,425
Other securities		138,703
		406,831

Information technology 10.58%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	12,405,000	59,090
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	11,441
Delta Electronics, Inc.[1]	9,600,000	54,624
Lenovo Group Ltd.[1]	22,706,000	36,012
Quanta Computer Inc.[1]	10,325,000	26,130

4	American Funds Developing World Growth and Income Fund

		Value
	Shares	(000)
Avago Technologies Ltd.	136,500	$20,211
Other securities		55,443
		262,951

Consumer staples 10.15%
Unilever PLC[1]	1,286,000	56,827
Danone SA1	455,808	31,316
Thai Beverage PCL[1]	55,467,000	30,876
Shoprite Holdings Ltd.[1]	2,138,408	28,349
SABMiller PLC[1]	456,800	24,404
Nestlé SA1	288,397	22,405
Casino, Guichard-Perrachon SA1	278,519	21,876
Other securities		36,121
		252,174

Consumer discretionary 9.89%
Astra International Tbk PT1	52,380,400	28,855
Sands China Ltd.[1]	5,956,400	22,986
Grupo Sanborns, SAB de CV, Series B1	14,235,410	22,372
Merida Industry Co., Ltd.[1]	2,683,350	19,303
Matahari Department Store Tbk PT1	14,581,500	19,220
Other securities		132,864
		245,600

Telecommunication services 8.71%
América Móvil, SAB de CV, Series L (ADR)	2,033,684	42,707
Globe Telecom, Inc.[1]	700,505	40,016
HKT Trust and HKT Ltd., units[1]	30,980,960	39,082
Bharti Airtel Ltd.[1]	4,005,771	26,655
Singapore Telecommunications Ltd.[1]	7,867,200	24,064
Other securities		43,853
		216,377

Industrials 6.91%
CCR SA, ordinary nominative	6,693,100	32,433
CTCI Corp.[1]	12,791,000	22,017
Yungtay Engineering Co., Ltd.[1]	9,212,000	19,627
Other securities		97,582
		171,659

Materials 5.96%
Vale SA, Class A, preferred nominative	8,774,500	46,154
Vale SA, ordinary nominative (ADR)	10,400	66
Vale SA, Class A, preferred nominative (ADR)	2,100	11
First Quantum Minerals Ltd.	2,587,100	33,452
ALROSA OJSC[1]	25,135,753	30,342
Other securities		38,009
		148,034

American Funds Developing World Growth and Income Fund	5

Common stocks (continued)	Shares	Value (000)
Utilities 4.84%
Huaneng Power International, Inc., Class H1	35,120,000	$46,892
Enersis SA (ADR)	2,281,400	38,806
Glow Energy PCL[1]	8,690,800	23,112
Other securities		11,427
		120,237

Energy 4.78%
Coal India Ltd.[1]	6,878,629	42,026
Oil Search Ltd.[1]	4,527,787	26,144
Ensco PLC, Class A	910,600	21,399
Other securities		29,265
		118,834

Health care 2.90%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	9,708,000	41,806
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1,2	5,679,400	18,822
Other securities		11,412
		72,040

Miscellaneous 4.86%
Other common stocks in initial period of acquisition		120,764

Total common stocks (cost: $2,211,205,000)		2,135,501

Rights & warrants 2.36%
Consumer staples 2.36%
Savola Group Co., warrants, expire 2017[1,3]	1,827,000	35,825
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[1,3]	3,000,000	22,799
		58,624

Total rights & warrants (cost: $55,127,000)		58,624

Convertible bonds 0.07%	Principal amount (000)
Other 0.07%
Other securities		1,750

Total convertible bonds (cost: $2,043,000)		1,750

Bonds, notes & other debt instruments 1.81%
Corporate bonds & notes 0.65%
Energy 0.41%
Other securities		10,196

Telecommunication services 0.24%
América Móvil, SAB de CV 2.375% 2016	$6,038	6,146

Total corporate bonds & notes		16,342

Other bonds & notes 1.16%
Other securities		28,724

Total bonds, notes & other debt instruments (cost: $44,570,000)		45,066

6	American Funds Developing World Growth and Income Fund

Short-term securities 9.55%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.08%–0.14% due 7/24/2015–8/5/2015	$87,900	$87,896
Sumitomo Mitsui Banking Corp. 0.13% due 6/10/2015[3]	30,000	29,998
Toronto-Dominion Holdings USA Inc. 0.16% due 7/23/2015[3]	20,000	19,996
Other securities		99,283

Total short-term securities (cost: $237,153,000)		237,173
Total investment securities 99.75% (cost: $2,550,098,000)		2,478,114
Other assets less liabilities 0.25%		6,093

Net assets 100.00%		$2,484,207

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,746,484,000, which represented 70.30% of the net assets of the fund. This amount includes $1,687,377,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $181,909,000, which represented 7.32% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	7

Financial statements

Statement of assets and liabilities	unaudited
at May 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,550,098)		$2,478,114
Cash denominated in currencies other than U.S. dollars (cost: $4,269)		4,269
Cash		711
Receivables for:
Sales of investments	$28,231
Sales of fund’s shares	9,370
Dividends and interest	6,683
Other	19	44,303
		2,527,397
Liabilities:
Payables for:
Purchases of investments	35,360
Repurchases of fund’s shares	2,012
Investment advisory services	1,593
Services provided by related parties	763
Trustees’ deferred compensation	165
Other	3,297	43,190
Net assets at May 31, 2015		$2,484,207

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,593,944
Undistributed net investment income		11,139
Accumulated net realized loss		(47,232)
Net unrealized depreciation		(73,644)
Net assets at May 31, 2015		$2,484,207

See Notes to Financial Statements

8	American Funds Developing World Growth and Income Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (235,549 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$1,467,014	139,099	$10.55
Class B	846	81	10.51
Class C	135,787	12,932	10.50
Class F-1	133,738	12,679	10.55
Class F-2	691,645	65,523	10.56
Class 529-A	22,262	2,111	10.54
Class 529-B	88	8	10.51
Class 529-C	3,579	341	10.50
Class 529-E	766	73	10.54
Class 529-F-1	1,190	113	10.55
Class R-1	1,905	181	10.51
Class R-2	4,069	388	10.49
Class R-2E	9	1	10.55
Class R-3	4,606	437	10.53
Class R-4	4,092	388	10.54
Class R-5	1,652	156	10.56
Class R-6	10,959	1,038	10.56

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	9

Statement of operations		unaudited
for the six months ended May 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $2,619)	$28,730
Interest	559	$29,289
Fees and expenses*:
Investment advisory services	8,470
Distribution services	2,866
Transfer agent services	1,582
Administrative services	291
Reports to shareholders	110
Registration statement and prospectus	488
Trustees’ compensation	175
Auditing and legal	17
Custodian	390
Other	364
Total fees and expenses before waiver	14,753
Less investment advisory services waiver	36
Total fees and expenses after waiver		14,717
Net investment income		14,572

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $1,212)	(36,598)
Forward currency contracts	(179)
Currency transactions	392	(36,385)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $1,677)	(29,929)
Currency translations	8	(29,921)
Net realized loss and unrealized depreciation		(66,306)

Net decrease in net assets resulting from operations		$(51,734)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

10	American Funds Developing World Growth and Income Fund

Statements of changes in net assets

 (dollars in thousands)

		For the period
		February 3,
	Six months ended	2014† to
	May 31,	November 30,
	2015*	2014

Operations:
Net investment income	$14,572	$14,660
Net realized loss	(36,385)	(10,197)
Net unrealized depreciation	(29,921)	(43,723)
Net decrease in net assets resulting from operations	(51,734)	(39,260)

Dividends paid to shareholders from net investment income	(4,909)	(13,830)

Net capital share transactions	523,199	2,070,741

Total increase in net assets	466,556	2,017,651

Net assets:
Beginning of period	2,017,651	—
End of period (including undistributed net investment income: $11,139 and $1,476, respectively)	$2,484,207	$2,017,651

*	Unaudited.
†	Commencement of operations.

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	11

Notes to financial statements	unaudited

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Contingent deferred sales
Share class	Initial sales charge	charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

12	American Funds Developing World Growth and Income Fund

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

American Funds Developing World Growth and Income Fund	13

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

14	American Funds Developing World Growth and Income Fund

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

American Funds Developing World Growth and Income Fund	15

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of May 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$89,368	$317,463	$—	$406,831
Information technology	50,140	212,811	—	262,951
Consumer staples	12,960	239,214	—	252,174
Consumer discretionary	22,372	223,228	—	245,600
Telecommunication services	54,001	162,376	—	216,377
Industrials	32,433	139,226	—	171,659
Materials	92,524	55,510	—	148,034
Utilities	50,233	70,004	—	120,237
Energy	28,963	89,871	—	118,834
Health care	—	72,040	—	72,040
Miscellaneous	15,130	105,634	—	120,764
Rights & warrants	—	58,624	—	58,624
Convertible bonds	—	1,267	483	1,750
Bonds, notes & other debt instruments	—	45,066	—	45,066
Short-term securities	—	237,173	—	237,173
Total	$448,124	$2,029,507	$483	$2,478,114

*	Securities with a value of $1,432,407,000, which represented 57.66% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or

16	American Funds Developing World Growth and Income Fund

particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

American Funds Developing World Growth and Income Fund	17

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of May 31, 2015, the fund did not have any open forward currency contracts.

18	American Funds Developing World Growth and Income Fund

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, May 31, 2015 (dollars in thousands):

	Net realized loss		Net unrealized depreciation
	Location on statement of		Location on statement of
Contract	operations	Value	operations	Value
Forward currency	Net realized loss on forward currency contracts	$(179)	Net unrealized depreciation on forward currency contracts	$—

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended May 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2013, the year the fund was organized.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; net capital losses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

American Funds Developing World Growth and Income Fund	19

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of November 30, 2014, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$2,390

As of May 31, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$136,335
Gross unrealized depreciation on investment securities	(209,137)
Net unrealized depreciation on investment securities	(72,802)
Cost of investment securities	2,550,916

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Six months ended		For the period
	May 31,		February 3, 2014[1] to
Share class	2015		November 30, 2014
Class A	$2,607		$9,032
Class B	—		6
Class C	—	[2]	609
Class F-1	253		1,034
Class F-2	1,949		2,915
Class 529-A	39		99
Class 529-B	—		—	[2]
Class 529-C	—		11
Class 529-E	1		3
Class 529-F-1	3		4
Class R-1	—		7
Class R-2	—	[2]	14
Class R-2E3	—	[2]	—	[2]
Class R-3	4		18
Class R-4	7		10
Class R-5	5		5
Class R-6	41		63
Total	$4,909		$13,830

[1]	Commencement of operations.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

20	American Funds Developing World Growth and Income Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.730% on such assets in excess of $1 billion. On December 11, 2014, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $1.5 billion and $2.5 billion to 0.690% and 0.660%, respectively. Prior to February 1, 2015, CRMC agreed to waive a portion of investment advisory services fees based on the approved asset levels and rates. For the six months ended May 31, 2015, total investment advisory services fees waived by CRMC were $36,000. As a result, the fee shown on the statement of operations of $8,470,000, which was equivalent to an annualized rate of 0.758%, was reduced to $8,434,000, or 0.755% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual

American Funds Developing World Growth and Income Fund	21

expense limit of 0.25% is not exceeded. As of May 31, 2015, unreimbursed expenses subject to reimbursement totaled $555,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia 529 is not considered a related party to the fund.

22	American Funds Developing World Growth and Income Fund

For the six months ended May 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$2,008		$1,055		$ 67		Not applicable
Class B	5		1		Not applicable		Not applicable
Class C	631		100		32		Not applicable
Class F-1	161		76		32		Not applicable
Class F-2	Not applicable		322		148		Not applicable
Class 529-A	11		13		5		$9
Class 529-B	—	*	—	*	—	*	—	*
Class 529-C	15		2		1		1
Class 529-E	2		—	*	—	*	—	*
Class 529-F-1	—		1		—	*	1
Class R-1	8		1		—	*	Not applicable
Class R-2	11		7		1		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	10		3		1		Not applicable
Class R-4	4		1		1		Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		—	*	3		Not applicable
Total class-specific expenses	$2,866		$1,582		$291		$11

*Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $175,000 in the fund’s statement of operations includes $172,000 in current fees (either paid in cash or deferred) and a net increase of $3,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

American Funds Developing World Growth and Income Fund	23

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments						Net increase
	Sales[1]			of dividends				Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Six months ended May 31, 2015

Class A	$369,073	35,058		$2,587		254		$(110,900)	(10,579)	$260,760	24,733
Class B	203	19		—		—		(336)	(31)	(133)	(12)
Class C	31,548	3,003		—	[2]	—	[2]	(13,676)	(1,308)	17,872	1,695
Class F-1	48,318	4,602		253		25		(41,794)	(4,026)	6,777	601
Class F-2	307,403	29,326		1,769		174		(87,645)	(8,365)	221,527	21,135
Class 529-A	7,701	732		39		4		(958)	(91)	6,782	645
Class 529-B	9	—	[2]	—		—		(31)	(3)	(22)	(3)
Class 529-C	1,363	130		—		—		(208)	(20)	1,155	110
Class 529-E	231	22		1		—	[2]	(24)	(2)	208	20
Class 529-F-1	522	50		3		—	[2]	(85)	(8)	440	42
Class R-1	501	47		—		—		(146)	(14)	355	33
Class R-2	2,596	248		—	[2]	—	[2]	(439)	(42)	2,157	206
Class R-2E	—	—		—	[2]	—	[2]	(9)	(1)	(9)	(1)
Class R-3	2,100	201		4		—	[2]	(466)	(45)	1,638	156
Class R-4	2,401	229		7		1		(555)	(52)	1,853	178
Class R-5	916	87		5		—	[2]	(113)	(11)	808	76
Class R-6	1,177	111		41		4		(187)	(18)	1,031	97
Total net increase (decrease)	$776,062	73,865		$4,709		462		$(257,572)	(24,616)	$523,199	49,711

24	American Funds Developing World Growth and Income Fund

			Reinvestments
	Sales[1]		of dividends				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period February 3, 2014[3] to November 30, 2014

Class A	$1,384,590	124,762	$8,953		792		$(123,420)	(11,188)	$1,270,123	114,366
Class B	1,256	112	6		1		(219)	(20)	1,043	93
Class C	130,077	11,630	603		53		(4,921)	(446)	125,759	11,237
Class F-1	179,320	16,076	1,030		91		(46,048)	(4,089)	134,302	12,078
Class F-2	521,143	46,501	2,862		254		(25,818)	(2,367)	498,187	44,388
Class 529-A	16,475	1,480	99		9		(260)	(23)	16,314	1,466
Class 529-B	123	11	—	[2]	—	[2]	(8)	— [2]	115	11
Class 529-C	2,602	234	11		1		(44)	(4)	2,569	231
Class 529-E	607	55	3		—	[2]	(24)	(2)	586	53
Class 529-F-1	793	71	4		—	[2]	— [2]	— [2]	797	71
Class R-1	1,781	160	7		1		(145)	(13)	1,643	148
Class R-2	3,517	313	14		1		(1,444)	(132)	2,087	182
Class R-2E4	20	2	—	[2]	—	[2]	—	—	20	2
Class R-3	3,450	306	18		2		(294)	(27)	3,174	281
Class R-4	2,424	218	10		1		(96)	(9)	2,338	210
Class R-5	966	88	5		—	[2]	(93)	(8)	878	80
Class R-6	10,842	944	63		6		(99)	(9)	10,806	941
Total net increase (decrease)	$2,259,986	202,963	$13,688		1,212		$(202,933)	(18,337)	$2,070,741	185,838

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Commencement of operations.
[4]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $906,848,000 and $305,353,000, respectively, during the six months ended May 31, 2015.

American Funds Developing World Growth and Income Fund	25

Financial highlights

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 5/31/2015[5,6]	$10.86	$.07	$(.36)	$(.29)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.17	.81	.98
Class B:
Six months ended 5/31/2015[5,6]	10.83	.02	(.34)	(.32)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.10	.82	.92
Class C:
Six months ended 5/31/2015[5,6]	10.83	.03	(.36)	(.33)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.09	.83	.92
Class F-1:
Six months ended 5/31/2015[5,6]	10.86	.06	(.35)	(.29)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.18	.80	.98
Class F-2:
Six months ended 5/31/2015[5,6]	10.87	.09	(.36)	(.27)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.16	.85	1.01
Class 529-A:
Six months ended 5/31/2015[5,6]	10.85	.07	(.36)	(.29)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.15	.82	.97

26	American Funds Developing World Growth and Income Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[4]		Ratio of net income to average net assets[4]

$(.02)	$10.55	(2.66)%	$1,467	1.36%[7]		1.36%[7]		1.25%[7]
(.12)	10.86	9.75	1,242	1.40	[7]	1.39	[7]	1.81	[7]

—	10.51	(2.95)	1	2.05	[7]	2.04	[7]	.44	[7]
(.09)	10.83	9.15	1	2.10	[7]	2.09	[7]	1.13	[7]

—	10.50	(3.05)	136	2.10	[7]	2.10	[7]	.49	[7]
(.09)	10.83	9.17	122	2.14	[7]	2.13	[7]	.94	[7]

(.02)	10.55	(2.64)	134	1.31	[7]	1.31	[7]	1.23	[7]
(.12)	10.86	9.80	131	1.34	[7]	1.33	[7]	1.91	[7]

(.04)	10.56	(2.50)	692	1.05	[7]	1.05	[7]	1.63	[7]
(.14)	10.87	10.02	482	1.07	[7]	1.07	[7]	1.75	[7]

(.02)	10.54	(2.56)	22	1.28	[7]	1.28	[7]	1.36	[7]
(.12)	10.85	9.62	16	1.50	[7]	1.49	[7]	1.60	[7]

See page 31 for footnotes.

American Funds Developing World Growth and Income Fund	27

Financial highlights (continued)

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class 529-B:
Six months ended 5/31/2015[5,6]	$10.84	$.02	$(.35)	$(.33)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.07	.85	.92
Class 529-C:
Six months ended 5/31/2015[5,6]	10.83	.03	(.36)	(.33)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.08	.83	.91
Class 529-E:
Six months ended 5/31/2015[5,6]	10.85	.06	(.36)	(.30)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.13	.83	.96
Class 529-F-1:
Six months ended 5/31/2015[5,6]	10.86	.08	(.36)	(.28)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.15	.84	.99
Class R-1:
Six months ended 5/31/2015[5,6]	10.83	.03	(.35)	(.32)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.10	.82	.92
Class R-2:
Six months ended 5/31/2015[5,6]	10.82	.03	(.36)	(.33)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.08	.84	.92

28	American Funds Developing World Growth and Income Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[4]		Ratio of net income to average net assets[4]

$—	$10.51	(3.04)%	$—	[9]	2.16%[7]		2.15%[7]		.34%[7]
(.08)	10.84	9.14	—	[9]	2.18	[7]	2.17	[7]	.74	[7]

—	10.50	(3.05)	3		2.16	[7]	2.16	[7]	.50	[7]
(.08)	10.83	9.11	2		2.20	[7]	2.19	[7]	.91	[7]

(.01)	10.54	(2.74)	1		1.56	[7]	1.56	[7]	1.07	[7]
(.11)	10.85	9.56	1		1.62	[7]	1.61	[7]	1.40	[7]

(.03)	10.55	(2.55)	1		1.17	[7]	1.17	[7]	1.44	[7]
(.13)	10.86	9.87	1		1.18	[7]	1.17	[7]	1.63	[7]

—	10.51	(2.95)	2		2.03	[7]	2.03	[7]	.60	[7]
(.09)	10.83	9.17	2		2.08	[7]	2.08	[7]	1.06	[7]

— [10]	10.49	(3.04)	4		2.15	[7]	2.15	[7]	.64	[7]
(.10)	10.82	9.17	2		2.11	[7]	2.11	[7]	.90	[7]

See page 31 for footnotes.

American Funds Developing World Growth and Income Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class R-2E:
Six months ended 5/31/2015[5,6]	$10.85	$.04	$(.32)	$(.28)
Period from 8/29/2014 to 11/30/2014[5,12]	11.67	.01	(.76)	(.75)
Class R-3:
Six months ended 5/31/2015[5,6]	10.84	.06	(.36)	(.30)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.11	.85	.96
Class R-4:
Six months ended 5/31/2015[5,6]	10.86	.08	(.37)	(.29)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.13	.86	.99
Class R-5:
Six months ended 5/31/2015[5,6]	10.87	.10	(.37)	(.27)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.19	.82	1.01
Class R-6:
Six months ended 5/31/2015[5,6]	10.87	.08	(.35)	(.27)
Period from 2/3/2014 to 11/30/2014[5,8]	10.00	.08	.93	1.01

	Six months ended May 31, 2015[2,5,6]	For the period 2/3/2014 to 11/30/2014[2,5,8]
Portfolio turnover rate for all share classes	16%	20%

See Notes to Financial Statements

30	American Funds Developing World Growth and Income Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[4]		Ratio of net income to average net assets[4]

$(.02)	$10.55	(2.62)%[11]	$—	[9]	1.36%[7,11]		1.35%[7,11]		.84%[7,11]
(.07)	10.85	(6.46)[11]	—	[9]	.35	[2,11]	.35	[2,11]	.09	[2,11]

(.01)	10.53	(2.74)	4		1.59	[7]	1.59	[7]	1.08	[7]
(.12)	10.84	9.54	3		1.62	[7]	1.62	[7]	1.17	[7]

(.03)	10.54	(2.61)	4		1.29	[7]	1.29	[7]	1.45	[7]
(.13)	10.86	9.82	2		1.33	[7]	1.32	[7]	1.42	[7]

(.04)	10.56	(2.47)	2		1.00	[7]	1.00	[7]	1.84	[7]
(.14)	10.87	10.02	1		1.05	[7]	1.04	[7]	2.06	[7]

(.04)	10.56	(2.45)	11		.94	[7]	.94	[7]	1.61	[7]
(.14)	10.87	10.05	10		.98	[7]	.97	[7]	.94	[7]

[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Unaudited.
[7]	Annualized.
[8]	For the period February 3, 2014, commencement of operations, through November 30, 2014.
[9]	Amount less than $1 million.
[10]	Amount less than $.01.
[11]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[12]	Class R-2E shares were offered beginning August 29, 2014.

American Funds Developing World Growth and Income Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2014, through May 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American Funds Developing World Growth and Income Fund

	Beginning account value 12/1/2014	Ending account value 5/31/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$973.45	$6.69	1.36%
Class A - assumed 5% return	1,000.00	1,018.15	6.84	1.36
Class B - actual return	1,000.00	970.45	10.02	2.04
Class B - assumed 5% return	1,000.00	1,014.76	10.25	2.04
Class C - actual return	1,000.00	969.53	10.31	2.10
Class C - assumed 5% return	1,000.00	1,014.46	10.55	2.10
Class F-1 - actual return	1,000.00	973.58	6.45	1.31
Class F-1 - assumed 5% return	1,000.00	1,018.40	6.59	1.31
Class F-2 - actual return	1,000.00	974.99	5.17	1.05
Class F-2 - assumed 5% return	1,000.00	1,019.70	5.29	1.05
Class 529-A - actual return	1,000.00	974.44	6.30	1.28
Class 529-A - assumed 5% return	1,000.00	1,018.55	6.44	1.28
Class 529-B - actual return	1,000.00	969.56	10.56	2.15
Class 529-B - assumed 5% return	1,000.00	1,014.21	10.80	2.15
Class 529-C - actual return	1,000.00	969.53	10.61	2.16
Class 529-C - assumed 5% return	1,000.00	1,014.16	10.85	2.16
Class 529-E - actual return	1,000.00	972.57	7.67	1.56
Class 529-E - assumed 5% return	1,000.00	1,017.15	7.85	1.56
Class 529-F-1 - actual return	1,000.00	974.48	5.76	1.17
Class 529-F-1 - assumed 5% return	1,000.00	1,019.10	5.89	1.17
Class R-1 - actual return	1,000.00	970.45	9.97	2.03
Class R-1 - assumed 5% return	1,000.00	1,014.81	10.20	2.03
Class R-2 - actual return	1,000.00	969.64	10.56	2.15
Class R-2 - assumed 5% return	1,000.00	1,014.21	10.80	2.15
Class R-2E - actual return	1,000.00	973.85	6.64	1.35
Class R-2E - assumed 5% return	1,000.00	1,018.20	6.79	1.35
Class R-3 - actual return	1,000.00	972.56	7.82	1.59
Class R-3 - assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class R-4 - actual return	1,000.00	973.92	6.35	1.29
Class R-4 - assumed 5% return	1,000.00	1,018.50	6.49	1.29
Class R-5 - actual return	1,000.00	975.31	4.92	1.00
Class R-5 - assumed 5% return	1,000.00	1,019.95	5.04	1.00
Class R-6 - actual return	1,000.00	975.54	4.63	.94
Class R-6 - assumed 5% return	1,000.00	1,020.24	4.73	.94

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Developing World Growth and Income Fund	33

Approval of Investment Advisory and Service Agreement

American Funds Developing World Growth and Income Fund‘s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through January 31, 2016. The agreement was amended to add additional advisory fee breakpoints on fund net assets that exceed $1.5 billion and $2.5 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its investment objective of providing long-term growth of capital while providing current income. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, from the Fund’s launch date of February 3, 2014, through June 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index. They noted that for the brief operating period of the fund, the investment results were below the indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

34	American Funds Developing World Growth and Income Fund

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Emerging Markets Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions made on behalf of the fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Developing World Growth and Income Fund	35

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Developing World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete May 31, 2015, portfolio of American Funds Developing World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
May 31, 2015
unaudited
Common stocks 85.96% Financials 16.38%	Shares	Value (000)
Fibra Uno Administración, SA de CV	17,768,100	$45,323
Bank of China Ltd., Class H1	67,793,000	44,980
Discovery Ltd.[1]	4,467,366	44,837
Industrial and Commercial Bank of China Ltd., Class H1	41,964,000	36,527
Barclays Africa Group Ltd.[1]	2,443,504	35,359
China Vanke Co. Ltd., Class H1,2	12,011,500	31,677
China Overseas Land & Investment Ltd.[1]	8,122,000	29,425
Mapletree Greater China Commercial Trust[1]	23,067,000	18,295
Banco BTG Pactual SA, units	1,788,800	17,263
Aberdeen Asset Management PLC[1]	2,204,900	15,060
Moscow Exchange MICEX-RTS PJSC[1]	9,958,889	13,678
Grupo Financiero Inbursa, SAB de CV	5,620,500	12,837
BDO Unibank, Inc.[1]	4,906,240	11,882
AIA Group Ltd.[1]	1,771,200	11,632
Siam Commercial Bank PCL[1]	2,263,800	10,655
Banco Bradesco SA, preferred nominative (ADR)	1,105,200	9,726
ICICI Bank Ltd.[1]	1,793,930	8,920
Sberbank of Russia[1]	3,235,447	4,536
Itaú Unibanco Holding SA, preferred nominative (ADR)	394,350	4,219
		406,831
Information technology 10.58%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	12,405,000	59,090
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	11,441
Delta Electronics, Inc.[1]	9,600,000	54,624
Lenovo Group Ltd.[1]	22,706,000	36,012
Quanta Computer Inc.[1]	10,325,000	26,130
Avago Technologies Ltd.	136,500	20,211
Accenture PLC, Class A	192,500	18,488
VTech Holdings Ltd.[1]	1,060,900	13,980
AAC Technologies Holdings Inc.[1]	1,857,500	10,327
Catcher Technology Co., Ltd.[1]	631,000	7,366
Infosys Ltd.[1]	166,900	5,282
		262,951
Consumer staples 10.15%
Unilever PLC[1]	1,286,000	56,827
Danone SA1	455,808	31,316
Thai Beverage PCL[1]	55,467,000	30,876
Shoprite Holdings Ltd.[1]	2,138,408	28,349
SABMiller PLC[1]	456,800	24,404
Nestlé SA1	288,397	22,405
Casino, Guichard-Perrachon SA1	278,519	21,876
Mead Johnson Nutrition Co.	133,200	12,960
American Funds Developing World Growth and Income Fund — Page 1 of 5

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Imperial Tobacco Group PLC[1]	242,400	$12,511
Olam International Ltd.[1]	7,233,500	10,650
		252,174
Consumer discretionary 9.89%
Astra International Tbk PT1	52,380,400	28,855
Sands China Ltd.[1]	5,956,400	22,986
Grupo Sanborns, SAB de CV, Series B1	14,235,410	22,372
Merida Industry Co., Ltd.[1]	2,683,350	19,303
Matahari Department Store Tbk PT1	14,581,500	19,220
Hyundai Motor Co., Series 2[1]	125,092	13,615
Hyundai Motor Co.[1]	34,794	4,942
PT Surya Citra Media Tbk[1]	70,210,900	16,376
MGM China Holdings Ltd.[1]	8,604,600	15,607
Great Wall Motor Co. Ltd., Class H1	2,414,500	15,511
Jumbo SA1	1,583,895	15,021
Stella International Holdings Ltd.[1]	5,912,000	14,699
Wynn Macau, Ltd.[1]	6,523,600	12,253
Minth Group Ltd.[1]	4,910,000	12,085
Chow Sang Sang Holdings International Ltd.[1]	3,366,000	7,353
SJM Holdings Ltd.[1]	4,223,000	5,402
		245,600
Telecommunication services 8.71%
América Móvil, SAB de CV, Series L (ADR)	2,033,684	42,707
Globe Telecom, Inc.[1]	700,505	40,016
HKT Trust and HKT Ltd., units[1]	30,980,960	39,082
Bharti Airtel Ltd.[1]	4,005,771	26,655
Singapore Telecommunications Ltd.[1]	7,867,200	24,064
TIM Participações SA, ordinary nominative	3,820,100	11,294
LG Uplus Corp.[1]	1,331,816	11,176
MegaFon PJSC (GDR)[1]	610,617	9,375
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	29,672,300	6,383
MTN Group Ltd.[1]	317,416	5,625
		216,377
Industrials 6.91%
CCR SA, ordinary nominative	6,693,100	32,433
CTCI Corp.[1]	12,791,000	22,017
Yungtay Engineering Co., Ltd.[1]	9,212,000	19,627
Haitian International Holdings Ltd.[1]	7,511,000	18,460
BTS Rail Mass Transit Growth Infrastructure Fund[1]	52,714,700	16,307
IJM Corp. Bhd.[1]	7,541,700	14,461
AirTAC International Group[1]	1,805,000	14,284
Barloworld Ltd.[1]	1,591,094	12,875
Beijing Enterprises Holdings Ltd.[1]	1,361,000	11,908
Alliance Global Group, Inc.[1]	18,049,400	9,287
		171,659
Materials 5.96%
Vale SA, Class A, preferred nominative	8,774,500	46,154
Vale SA, ordinary nominative (ADR)	10,400	66
Vale SA, Class A, preferred nominative (ADR)	2,100	11
First Quantum Minerals Ltd.	2,587,100	33,452
ALROSA OJSC[1]	25,135,753	30,342
American Funds Developing World Growth and Income Fund — Page 2 of 5

unaudited
Common stocks Materials (continued)	Shares	Value (000)
Potash Corp. of Saskatchewan Inc.	408,000	$12,841
Koninklijke DSM NV1	194,868	11,580
Holcim Ltd.[1]	91,000	7,195
Taiwan Cement Corp.[1]	4,713,000	6,393
		148,034
Utilities 4.84%
Huaneng Power International, Inc., Class H1	35,120,000	46,892
Enersis SA (ADR)	2,281,400	38,806
Glow Energy PCL[1]	8,690,800	23,112
AES Corp.	840,200	11,427
		120,237
Energy 4.78%
Coal India Ltd.[1]	6,878,629	42,026
Oil Search Ltd.[1]	4,527,787	26,144
Ensco PLC, Class A	910,600	21,399
PTT PCL[1]	1,687,900	17,414
Tenaris SA (ADR)	262,900	7,564
Rosneft Oil Company OJSC (GDR)[1]	935,700	4,287
		118,834
Health care 2.90%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	9,708,000	41,806
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1,2	5,679,400	18,822
Kalbe Farma Tbk PT1	82,088,500	11,412
		72,040
Miscellaneous 4.86%
Other common stocks in initial period of acquisition		120,764
Total common stocks (cost: $2,211,205,000)		2,135,501
Rights & warrants 2.36% Consumer staples 2.36%
Savola Group Co., warrants, expire 2017[1,3]	1,827,000	35,825
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[1,3]	3,000,000	22,799
Total rights & warrants (cost: $55,127,000)		58,624
Convertible bonds 0.07% Consumer discretionary 0.05%	Principal amount (000)
Dufry AG, convertible notes, 2.00% 2015	CHF1,400	1,267
Financials 0.02%
bank muscat (SAOG), convertible notes, 3.50% 2018[1]	OMR1,846	483
Total convertible bonds (cost: $2,043,000)		1,750
American Funds Developing World Growth and Income Fund — Page 3 of 5

unaudited
Bonds, notes & other debt instruments 1.81% Bonds & notes of governments & government agencies outside the U.S. 0.89%	Principal amount (000)	Value (000)
Colombia (Republic of) Global 7.375% 2017	$4,355	$4,780
Peru (Republic of) 8.375% 2016	1,115	1,190
United Mexican States Government Global, Series A, 5.625% 2017	15,000	16,095
		22,065
Corporate bonds & notes 0.65% Energy 0.41%
YPF Sociedad Anónima 8.50% 2025[3]	9,950	10,196
Telecommunication services 0.24%
América Móvil, SAB de CV 2.375% 2016	6,038	6,146
Total corporate bonds & notes		16,342
U.S. Treasury bonds & notes 0.27% U.S. Treasury 0.27%
U.S. Treasury 0.25% 2015	6,510	6,514
U.S. Treasury 0.25% 2015	145	145
Total U.S. Treasury bonds & notes		6,659
Total bonds, notes & other debt instruments (cost: $44,570,000)		45,066
Short-term securities 9.55%
AstraZeneca PLC 0.12% due 7/2/2015[3]	10,000	9,999
Bank of New York Mellon Corp. 0.09% due 6/2/2015[3]	10,000	10,000
Chariot Funding, LLC 0.27% due 6/29/2015[3]	10,000	9,999
Fannie Mae 0.13% due 9/14/2015	17,400	17,398
Federal Home Loan Bank 0.08%–0.14% due 7/24/2015–8/5/2015	87,900	87,896
Freddie Mac 0.18% due 12/8/2015	18,800	18,790
Québec (Province of) 0.10% due 7/20/2015[3]	15,000	14,997
Sumitomo Mitsui Banking Corp. 0.13% due 6/10/2015[3]	30,000	29,998
Toronto-Dominion Holdings USA Inc. 0.16% due 7/23/2015[3]	20,000	19,996
Total Capital SA 0.07% due 6/1/2015[3]	18,100	18,100
Total short-term securities (cost: $237,153,000)		237,173
Total investment securities 99.75% (cost: $2,550,098,000)		2,478,114
Other assets less liabilities 0.25%		6,093
Net assets 100.00%		$2,484,207
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,746,484,000, which represented 70.30% of the net assets of the fund. This amount includes $1,687,377,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $181,909,000, which represented 7.32% of the net assets of the fund.

American Funds Developing World Growth and Income Fund — Page 4 of 5

unaudited
Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
CHF = Swiss francs
OMR = Omani rials
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-0715O-S49261	American Funds Developing World Growth and Income Fund — Page 5 of 5

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: July 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: July 31, 2015

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: July 31, 2015